Exhibit 99.2

	Third-Quarter 2019 Detailed Supplemental Information

	2018					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	8,798	8,504	9,449	9,666	36,417	9,150	7,953	7,756		24,859
Equity in earnings of affiliates	208	265	294	307	1,074	188	173	290		651
Gain on dispositions	7	55	113	888	1,063	17	82	1,785		1,884
Other income (loss)	(52)	416	309	(500)	173	702	172	262		1,136
Total Revenues and Other Income	8,961	9,240	10,165	10,361	38,727	10,057	8,380	10,093		28,530

Costs and Expenses
Purchased commodities	3,714	3,064	3,530	3,986	14,294	3,675	2,674	2,710		9,059
Production and operating expenses	1,171	1,313	1,367	1,362	5,213	1,271	1,418	1,331		4,020
Selling, general and administrative expenses	99	118	119	65	401	153	129	87		369
Exploration expenses	95	69	103	102	369	110	122	360		592
Depreciation, depletion and amortization	1,412	1,438	1,494	1,612	5,956	1,546	1,490	1,566		4,602
Impairments	12	(35)	44	6	27	1	1	24		26
Taxes other than income taxes	183	273	312	280	1,048	275	194	237		706
Accretion on discounted liabilities	88	89	89	87	353	86	87	86		259
Interest and debt expense	184	177	186	188	735	233	165	184		582
Foreign currency transaction (gains) losses	30	(28)	5	(24)	(17)	12	28	(21)		19
Other expenses	197	143	10	25	375	8	14	36		58
Total Costs and Expenses	7,185	6,621	7,259	7,689	28,754	7,370	6,322	6,600		20,292
Income before income taxes	1,776	2,619	2,906	2,672	9,973	2,687	2,058	3,493		8,238
Income tax provision	876	965	1,033	794	3,668	841	461	422		1,724
Net Income	900	1,654	1,873	1,878	6,305	1,846	1,597	3,071		6,514
Less: net income attributable to noncontrolling interests	(12)	(14)	(12)	(10)	(48)	(13)	(17)	(15)		(45)
Net Income Attributable to ConocoPhillips	888	1,640	1,861	1,868	6,257	1,833	1,580	3,056		6,469

Net Income Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic	0.75	1.40	1.60	1.62	5.36	1.61	1.40	2.76		5.75
Diluted	0.75	1.39	1.59	1.61	5.32	1.60	1.40	2.74		5.72

Average Common Shares Outstanding (in thousands)*
Basic	1,179,792	1,172,378	1,163,033	1,151,148	1,166,499	1,139,463	1,125,995	1,108,555		1,124,558
Diluted	1,186,454	1,181,167	1,172,694	1,159,305	1,175,538	1,146,515	1,131,242	1,113,250		1,131,034
*Ending Common Shares Outstanding is 1,097,269 as of Sept. 30, 2019, compared with 1,110,142 as of Jun. 30, 2019.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	654	531	535	470	2,190	505	580	417		1,502

Lower 48	398	523	660	640	2,221	261	269	35		565

Canada	(105)	47	49	(24)	(33)	73	100	69		242

Europe and North Africa	771	862	811	1,687	4,131	709	602	2,345		3,656

Asia Pacific and Middle East	653	629	815	743	2,840	730	642	606		1,978

Other International	(10)	(2)	334	72	394	130	87	75		292

Corporate and Other	(585)	29	(298)	(916)	(1,770)	279	(222)	(54)		3

Consolidated	1,776	2,619	2,906	2,672	9,973	2,687	2,058	3,493		8,238

EFFECTIVE INCOME TAX RATES

Alaska*	19.9%	21.4%	20.1%	5.4%	17.2%	23.9%	20.5%	26.6%		23.3%

Lower 48	22.6%	21.7%	22.2%	19.3%	21.3%	26.2%	23.1%	27.7%		24.8%

Canada	38.4%	29.7%	31.2%	361.3%	291.3%	-66.4%	-1.0%	26.1%		-13.1%

Europe and North Africa	68.3%	66.3%	70.3%	35.4%	54.8%	70.8%	32.4%	14.6%		28.5%

Asia Pacific and Middle East	27.6%	23.5%	27.8%	22.4%	25.4%	26.2%	17.1%	-3.8%		14.0%

Other International	-336.7%	-102.3%	5.4%	-33.5%	7.6%	-1.3%	6.6%	4.4%		2.6%

Corporate and Other	7.5%	5.3%	17.3%	0.9%	5.8%	3.0%	13.3%	74.3%		-2081.3%

Consolidated	49.3%	36.8%	35.5%	29.7%	36.8%	31.3%	22.4%	12.1%		20.9%
*Alaska including taxes other than income taxes.	22.4%	36.1%	37.1%	24.9%	30.3%	38.1%	25.8%	40.6%		34.5%

	2018					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	524	418	427	445	1,814	384	462	306		1,152

Lower 48	308	410	513	516	1,747	193	206	26		425

Canada	(65)	33	34	61	63	122	100	51		273

Europe and North Africa	245	290	241	1,090	1,866	207	407	2,001		2,615

Asia Pacific and Middle East	461	466	577	566	2,070	525	517	613		1,655

Other International	(44)	(5)	316	97	364	131	81	73		285

Corporate and Other	(541)	28	(247)	(907)	(1,667)	271	(193)	(14)		64

Consolidated	888	1,640	1,861	1,868	6,257	1,833	1,580	3,056		6,469

SPECIAL ITEMS

Alaska	79	-	-	98	177	-	81	(6)		75

Lower 48	(8)	-	(37)	106	61	(47)	(125)	(110)		(282)

Canada	-	36	32	80	148	68	66	-		134

Europe and North Africa	-	32	-	805	837	-	234	1,845		2,079

Asia Pacific and Middle East	-	-	-	-	-	-	52	164		216

Other International	(34)	-	325	93	384	147	84	86		317

Corporate and Other	(285)	281	(54)	(623)	(681)	517	45	163		725

Consolidated	(248)	349	266	559	926	685	437	2,142		3,264
Detailed reconciliation of these items is provided on page 3.

ADJUSTED EARNINGS

Alaska	445	418	427	347	1,637	384	381	312		1,077

Lower 48	316	410	550	410	1,686	240	331	136		707

Canada	(65)	(3)	2	(19)	(85)	54	34	51		139

Europe and North Africa	245	258	241	285	1,029	207	173	156		536

Asia Pacific and Middle East	461	466	577	566	2,070	525	465	449		1,439

Other International	(10)	(5)	(9)	4	(20)	(16)	(3)	(13)		(32)

Corporate and Other	(256)	(253)	(193)	(284)	(986)	(246)	(238)	(177)		(661)

Consolidated	1,136	1,291	1,595	1,309	5,331	1,148	1,143	914		3,205

ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	19.5%	21.4%	20.1%	26.2%	21.7%	23.9%	25.6%	25.2%		24.9%

Lower 48	22.5%	21.7%	22.3%	19.1%	21.4%	25.3%	23.0%	23.1%		23.8%

Canada	38.4%	-1.5%	61.1%	20.3%	33.6%	26.7%	20.8%	26.1%		25.1%

Europe and North Africa	68.3%	68.1%	70.3%	69.0%	68.9%	70.8%	71.3%	73.4%		71.8%

Asia Pacific and Middle East	27.6%	23.5%	27.8%	22.4%	25.4%	26.2%	24.6%	23.3%		24.8%

Other International	0.7%	-102.3%	17.2%	130.6%	44.9%	9.6%	-32.9%	-2.7%		1.6%

Corporate and Other	13.8%	5.8%	11.3%	-8.2%	5.7%	14.8%	12.7%	23.3%		16.6%

Consolidated	41.8%	41.2%	39.2%	43.6%	41.4%	42.9%	40.5%	42.5%		41.9%

	2018					2019
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS

Alaska
Pending claims and settlements	101	-	-	-	101	-	69	-		69
Subtotal before income taxes	101	-	-	-	101	-	69	-		69
Income tax provision (benefit)[1]	22	-	-	(98)	(76)	-	(12)	6		(6)
Total	79	-	-	98	177	-	81	(6)		75

Lower 48
Restructuring	-	-	(20)	(3)	(23)	-	-	-		-
Impairments	(10)	-	(43)	-	(53)	(60)	(95)	(141)		(296)
Gain (loss) on asset sales	-	-	56	136	192	-	-	-		-
Pending claims and settlements	-	-	(41)	-	(41)	-	(67)	-		(67)
Subtotal before income taxes	(10)	-	(48)	133	75	(60)	(162)	(141)		(363)
Income tax provision (benefit)[1]	(2)	-	(11)	27	14	(13)	(37)	(31)		(81)
Total	(8)	-	(37)	106	61	(47)	(125)	(110)		(282)

Canada
Gain (loss) on asset sales	-	50	45	-	95	-	56	-		56
Subtotal before income taxes	-	50	45	-	95	-	56	-		56
Income tax provision (benefit)[2]	-	14	13	(80)	(53)	(68)	(10)	-		(78)
Total	-	36	32	80	148	68	66	-		134

Europe and North Africa
Impairments	-	53	-	52	105	-	-	-		-
Gain (loss) on asset sales	-	-	-	715	715	-	-	1,752		1,752
Subtotal before income taxes	-	53	-	767	820	-	-	1,752		1,752
Income tax provision (benefit)[3]	-	21	-	(38)	(17)	-	(234)	(93)		(327)
Total	-	32	-	805	837	-	234	1,845		2,079

Asia Pacific and Middle East
Gain (loss) on asset sales	-	-	-	-	-	-	5	-		5
Subtotal before income taxes	-	-	-	-	-	-	5	-		5
Income tax provision (benefit)[4]	-	-	-	-	-	-	(47)	(164)		(211)
Total	-	-	-	-	-	-	52	164		216

Other International
Pending claims and settlements	-	-	345	85	430	147	89	89		325
Subtotal before income taxes	-	-	345	85	430	147	89	89		325
Income tax provision (benefit)[5]	34	-	20	(8)	46	-	5	3		8
Total	(34)	-	325	93	384	147	84	86		317

Corporate and Other
Pension settlement expense	-	(147)	(14)	(35)	(196)	-	-	(37)		(37)
Pending claims and settlements	34	-	(18)	-	16	(17)	44	34		61
Premiums on early debt retirement	(206)	(2)	-	-	(208)	-	-	-		-
Unrealized gain (loss) on CVE common shares	(123)	383	(73)	(624)	(437)	343	30	116		489
Unrealized gain (loss) on CAD FX derivative	7	4	(3)	6	14	(6)	(24)	15		(15)
Recognition of deferred revenue	-	60	44	-	104	248	-	49		297
Restructuring	-	-	(17)	-	(17)	-	-	-		-
Subtotal before income taxes	(288)	298	(81)	(653)	(724)	568	50	177		795
Income tax provision (benefit)	(3)	17	(27)	(30)	(43)	51	5	14		70
Total	(285)	281	(54)	(623)	(681)	517	45	163		725

Total Company	(248)	349	266	559	926	685	437	2,142		3,264
[1]Includes deferred tax adjustment in 4Q 2018 and 2Q 2019 in Alaska and in 4Q 2018 in Lower 48.
[2]Includes deferred tax adjustment in 4Q 2018 and 1Q 2019, and a tax rate change in 2Q 2019 in Canada.
[3]Includes tax adjustment in 2Q 2019 and 3Q 2019 related to the U.K. disposition.
[4]Includes tax adjustment in 2Q 2019 related to the Greater Sunrise Fields disposition and in 3Q 2019 for Malaysia Deepwater tax incentives.
[5]Includes 1Q 2018 Nigeria tax settlement.

	2018					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CONSOLIDATED BALANCE SHEET

Assets
Cash and cash equivalents	4,984	3,234	3,716	5,915	5,915	6,218	5,941	7,193		7,193
Short-term investments	288	612	875	248	248	249	732	908		908
Accounts and notes receivable	4,032	3,750	4,319	3,920	3,920	3,701	3,490	3,478		3,478
Accounts and notes receivable—related parties	160	180	180	147	147	168	161	138		138
Investment in Cenovus Energy	1,776	2,159	2,086	1,462	1,462	1,805	1,835	1,951		1,951
Inventories	1,053	1,093	1,239	1,007	1,007	1,014	1,089	955		955
Prepaid expenses and other current assets	894	580	2,308	575	575	528	2,552	594		594
Total Current Assets	13,187	11,608	14,723	13,274	13,274	13,683	15,800	15,217		15,217
Investments and long-term receivables	9,572	9,435	9,553	9,329	9,329	9,302	8,748	8,916		8,916
Loans and advances—related parties	399	399	335	335	335	268	268	219		219
Net properties, plants and equipment	45,997	46,306	44,736	45,698	45,698	45,942	44,334	43,814		43,814
Other assets	1,572	1,188	1,209	1,344	1,344	2,303	2,111	2,174		2,174
Total Assets	70,727	68,936	70,556	69,980	69,980	71,498	71,261	70,340		70,340

Liabilities
Accounts payable	3,824	3,642	3,887	3,863	3,863	3,815	3,618	3,148		3,148
Accounts payable—related parties	62	24	31	32	32	31	17	23		23
Short-term debt	337	89	95	112	112	113	114	121		121
Accrued income and other taxes	1,341	1,301	1,582	1,320	1,320	1,539	1,213	1,077		1,077
Employee benefit obligations	408	511	626	809	809	470	529	543		543
Other accruals	1,137	1,071	1,180	1,259	1,259	1,402	3,505	1,030		1,030
Total Current Liabilities	7,109	6,638	7,401	7,395	7,395	7,370	8,996	5,942		5,942
Long-term debt	16,709	14,885	14,902	14,856	14,856	14,832	14,809	14,799		14,799
Asset retirement obligations and accrued environmental costs	7,789	7,665	7,554	7,688	7,688	7,730	5,996	6,087		6,087
Deferred income taxes	5,409	5,534	5,535	5,021	5,021	5,043	4,825	4,693		4,693
Employee benefit obligations	1,832	1,774	1,755	1,764	1,764	1,704	1,689	1,786		1,786
Other liabilities and deferred credits	1,161	1,218	1,330	1,192	1,192	1,838	1,872	1,794		1,794
Total Liabilities	40,009	37,714	38,477	37,916	37,916	38,517	38,187	35,101		35,101

Equity
Common stock issued
Par value	18	18	18	18	18	18	18	18		18
Capital in excess of par	46,642	46,746	46,858	46,879	46,879	46,877	46,922	46,954		46,954
Treasury stock	(40,406)	(41,052)	(41,979)	(42,905)	(42,905)	(43,656)	(44,906)	(45,656)		(45,656)
Accumulated other comprehensive income (loss)	(5,371)	(5,637)	(5,442)	(6,063)	(6,063)	(5,914)	(5,827)	(5,654)		(5,654)
Retained earnings	29,663	30,967	32,495	34,010	34,010	35,534	36,769	39,484		39,484
Total Common Stockholders' Equity	30,546	31,042	31,950	31,939	31,939	32,859	32,976	35,146		35,146
Noncontrolling Interests	172	180	129	125	125	122	98	93		93
Total Equity	30,718	31,222	32,079	32,064	32,064	32,981	33,074	35,239		35,239
Total Liabilities and Equity	70,727	68,936	70,556	69,980	69,980	71,498	71,261	70,340		70,340

	2018					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	900	1,654	1,873	1,878	6,305	1,846	1,597	3,071		6,514
Depreciation, depletion and amortization	1,412	1,438	1,494	1,612	5,956	1,546	1,490	1,566		4,602
Impairments	12	(35)	44	6	27	1	1	24		26
Dry hole costs and leasehold impairments	20	16	28	31	95	27	41	293		361
Accretion on discounted liabilities	88	89	89	87	353	86	87	86		259
Deferred taxes	65	197	136	(115)	283	(1)	(220)	(83)		(304)
Undistributed equity earnings	(34)	128	(105)	163	152	24	338	(102)		260
Gain on dispositions	(7)	(55)	(113)	(888)	(1,063)	(17)	(82)	(1,785)		(1,884)
Other	29	(267)	15	414	191	(564)	170	(426)		(820)
Net working capital changes	(86)	177	(51)	595	635	(54)	(531)	(307)		(892)
Net Cash Provided by Operating Activities	2,399	3,342	3,410	3,783	12,934	2,894	2,891	2,337		8,122

Cash Flows from Investing Activities
Capital expenditures and investments	(1,535)	(1,999)	(1,599)	(1,617)	(6,750)	(1,637)	(1,729)	(1,675)		(5,041)
Working capital changes associated with investing activities	28	(120)	35	(11)	(68)	107	(83)	(7)		17
Proceeds from asset dispositions	169	139	86	688	1,082	142	559	2,219		2,920
Net sales (purchases) of short-term investments	1,593	(336)	(261)	624	1,620	(1)	(484)	(180)		(665)
Long-term collections from (advances to)
related parties and other investments	(333)	367	101	138	273	(88)	276	(207)		(19)
Net Cash Provided by (Used in) Investing Activities	(78)	(1,949)	(1,638)	(178)	(3,843)	(1,477)	(1,461)	150		(2,788)

Cash Flows from Financing Activities
Repayment of debt	(2,888)	(2,064)	(18)	(25)	(4,995)	(19)	(19)	(21)		(59)
Issuance of company common stock	(18)	60	79	-	121	(38)	2	(3)		(39)
Repurchase of company common stock	(500)	(646)	(927)	(926)	(2,999)	(752)	(1,250)	(749)		(2,751)
Dividends paid	(338)	(337)	(334)	(354)	(1,363)	(350)	(346)	(341)		(1,037)
Other	(32)	(16)	(63)	(12)	(123)	(14)	(41)	(18)		(73)
Net Cash Provided by (Used in) Financing Activities	(3,776)	(3,003)	(1,263)	(1,317)	(9,359)	(1,173)	(1,654)	(1,132)		(3,959)

Effect of Exchange Rate Changes	125	(139)	(26)	(77)	(117)	75	(49)	(94)		(68)

Net Change in Cash, Cash Equivalents and Restricted Cash	(1,330)	(1,749)	483	2,211	(385)	319	(273)	1,261		1,307
Cash, cash equivalents and restricted cash at beginning of period	6,536	5,206	3,457	3,940	6,536	6,151	6,470	6,197		6,151
Cash, Cash Equivalents and Restricted Cash at End of Period	5,206	3,457	3,940	6,151	6,151	6,470	6,197	7,458		7,458

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	263	581	190	264	1,298	410	370	427		1,207

Lower 48	751	889	835	709	3,184	834	936	843		2,613

Canada	173	45	100	159	477	123	109	83		315

Europe and North Africa	216	246	216	199	877	157	182	198		537

Asia Pacific and Middle East	99	194	200	225	718	96	123	103		322

Other International	1	2	3	-	6	1	-	-		1

Corporate and Other	32	42	55	61	190	16	9	21		46
Total Capital Expenditures and Investments	1,535	1,999	1,599	1,617	6,750	1,637	1,729	1,675		5,041

	2018					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,269	1,249	1,261	1,357	1,283	1,361	1,332	1,366		1,353

Crude Oil (MBD)
Consolidated operations	621	610	622	705	639	703	688	696		696
Equity affiliates	15	14	13	12	14	12	14	14		13
Total	636	624	635	717	653	715	702	710		709
Over (under) lifting of crude oil (MBD)	15	9	28	11	16	8	(3)	19		8

NGL (MBD)
Consolidated operations	88	95	98	98	95	103	110	106		106
Equity affiliates	8	8	8	7	7	7	8	8		8
Total	96	103	106	105	102	110	118	114		114

Bitumen (MBD)
Consolidated operations	66	63	65	71	66	63	51	63		59
Equity affiliates	-	-	-	-	-	-	-	-		-
Total	66	63	65	71	66	63	51	63		59

Natural Gas (MMCFD)
Consolidated operations	1,775	1,700	1,707	1,793	1,743	1,852	1,704	1,795		1,783
Equity affiliates	1,053	1,054	1,025	992	1,031	988	1,064	1,076		1,043
Total	2,828	2,754	2,732	2,785	2,774	2,840	2,768	2,871		2,826

Industry Prices
Crude Oil ($/BBL)
WTI	62.88	67.99	69.71	59.09	64.92	54.87	59.80	56.44		57.04
WCS	38.60	48.72	47.47	19.64	38.61	42.58	49.13	44.18		45.30
Brent dated	66.76	74.35	75.27	67.76	71.04	63.20	68.82	61.94		64.65
JCC ($/BBL)	58.62	66.66	71.51	76.66	68.36	76.98	63.72	71.59		70.77
Natural Gas ($/MMBTU)
Henry Hub first of month	3.01	2.80	2.91	3.65	3.09	3.15	2.64	2.23		2.67

Average Realized Prices
Total ($/BBL)	50.49	54.32	57.71	53.00	53.88	50.59	50.50	47.07		49.35

Crude Oil ($/BBL)
Consolidated operations	65.47	70.42	72.97	63.74	68.03	59.45	64.90	59.56		61.26
Equity affiliates	66.50	76.11	76.62	70.73	72.49	59.53	63.98	59.91		61.23
Total	65.49	70.55	73.05	63.86	68.13	59.45	64.88	59.57		61.26

NGL ($/BBL)
Consolidated operations	26.68	28.57	33.80	26.61	29.03	22.74	19.97	14.33		18.90
Equity affiliates	43.99	43.60	49.71	45.48	45.69	38.19	41.72	30.18		36.49
Total	28.37	29.94	35.14	28.04	30.48	23.85	21.65	15.59		20.24

Bitumen ($/BBL)
Consolidated operations	14.06	32.38	34.15	11.65	22.29	33.15	37.20	32.54		34.11
Equity affiliates	-	-	-	-	-	-	-	-		-
Total	14.06	32.38	34.15	11.65	22.29	33.15	37.20	32.54		34.11

Natural Gas ($/MCF)
Consolidated operations	5.18	4.85	5.48	6.05	5.40	5.27	4.08	3.73		4.37
Equity affiliates	5.04	5.72	6.35	7.15	6.06	7.31	5.81	6.40		6.48
Total	5.13	5.18	5.81	6.46	5.65	6.00	4.76	4.74		5.17

Exploration Expenses ($ Millions)
Dry holes	15	1	12	11	39	10	16	139		165
Leasehold impairment	5	15	16	20	56	17	25	154		196
Total noncash expenses	20	16	28	31	95	27	41	293		361
Other (G&A, G&G and lease rentals)	75	53	75	71	274	83	81	67		231
Total exploration expenses	95	69	103	102	369	110	122	360		592

U.S. exploration expenses	66	49	59	58	232	75	70	319		464
International exploration expenses	29	20	44	44	137	35	52	41		128

DD&A ($ Millions)
Alaska	185	182	161	213	741	205	208	200		613
Lower 48	498	553	603	653	2,307	621	709	731		2,061
Canada	91	85	89	50	315	56	48	63		167
Europe and North Africa	285	275	281	278	1,119	273	173	222		668
Asia Pacific and Middle East	327	317	334	390	1,368	375	338	332		1,045
Other International	-	-	-	-	-	-	-	-		-
Corporate and Other	26	26	26	28	106	16	14	18		48
Total DD&A	1,412	1,438	1,494	1,612	5,956	1,546	1,490	1,566		4,602

	2018					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Alaska	174	170	152	187	171	210	199	190		200
Lower 48	197	218	240	262	229	245	269	277		264
Canada	2	1	1	1	1	1	1	1		1
Norway	89	82	89	89	87	89	73	91		84
United Kingdom	29	23	23	29	26	25	20	19		21
Libya	40	34	33	39	36	38	37	39		38
Europe and North Africa	158	139	145	157	149	152	130	149		143
Australia/Timor-Leste	4	3	3	5	4	6	7	6		6
China	37	29	34	42	36	41	37	35		38
Indonesia	2	2	2	2	2	2	2	2		2
Malaysia	47	48	45	49	47	46	43	36		42
Equity affiliates	15	14	13	12	14	12	14	14		13
AP/ME	105	96	97	110	103	107	103	93		101
Total	636	624	635	717	653	715	702	710		709

NGL (MBD)
Alaska	16	14	12	16	14	17	17	11		15
Lower 48	60	70	73	71	69	74	82	84		80
Canada	-	-	2	-	1	-	1	-		-
Norway	4	4	4	3	4	4	3	4		4
United Kingdom	4	4	4	4	4	4	3	3		3
Europe and North Africa	8	8	8	7	8	8	6	7		7
Australia/Timor-Leste	4	3	3	4	3	4	4	4		4
Equity affiliates	8	8	8	7	7	7	8	8		8
AP/ME	12	11	11	11	10	11	12	12		12
Total	96	103	106	105	102	110	118	114		114

Bitumen (MBD)
Canada	66	63	65	71	66	63	51	63		59
Total	66	63	65	71	66	63	51	63		59

Natural Gas (MMCFD)
Alaska	7	6	5	7	6	8	7	6		7
Lower 48	568	593	608	616	596	568	593	649		604
Canada	13	14	12	9	12	7	8	9		8
Norway	208	172	189	206	194	263	244	226		244
United Kingdom	309	309	238	270	281	310	247	218		258
Libya	31	26	25	31	28	31	27	29		29
Europe and North Africa	548	507	452	507	503	604	518	473		531
Australia/Timor-Leste	295	241	289	276	275	273	202	222		232
Indonesia	307	305	316	307	309	311	314	324		316
Malaysia	37	34	25	71	42	81	62	112		85
Equity affiliates	1,053	1,054	1,025	992	1,031	988	1,064	1,076		1,043
AP/ME	1,692	1,634	1,655	1,646	1,657	1,653	1,642	1,734		1,676
Total	2,828	2,754	2,732	2,785	2,774	2,840	2,768	2,871		2,826

Total (MBOED)
Alaska	191	185	165	204	186	228	217	202		216
Lower 48	352	387	414	436	397	414	450	469		444
Canada	70	67	70	74	70	65	54	66		62
Norway	128	114	125	126	123	137	117	133		128
United Kingdom	85	78	67	78	77	80	64	58		67
Libya	45	38	37	44	41	43	42	44		43
Europe and North Africa	258	230	229	248	241	260	223	235		238
Australia/Timor-Leste	57	46	54	55	53	56	45	47		49
China	37	29	34	42	36	41	37	35		38
Indonesia	53	53	54	53	53	54	54	56		55
Malaysia	53	54	49	61	54	60	53	55		56
Equity affiliates	198	198	192	184	193	183	199	201		195
AP/ME	398	380	383	395	389	394	388	394		393
Total	1,269	1,249	1,261	1,357	1,283	1,361	1,332	1,366		1,353

	2018					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	68.31	72.49	76.47	66.58	70.86	62.81	67.57	62.78		64.34
Lower 48	61.99	65.79	67.73	57.08	62.99	53.15	59.17	54.38		55.63
Canada	-	-	-	-	48.73	-	-	-		-
Norway	65.84	73.13	77.74	70.19	71.61	63.16	70.09	64.00		65.49
United Kingdom	64.27	70.97	76.51	66.56	69.00	59.74	69.22	63.32		64.68
Libya	65.90	72.86	73.42	68.30	69.83	63.22	68.95	62.30		64.66
Europe and North Africa	65.57	72.65	76.54	68.97	70.71	62.83	69.65	63.47		65.17
Australia/Timor-Leste	70.71	72.25	71.12	68.88	70.70	59.39	62.22	57.02		59.60
China	62.49	69.51	70.71	62.37	65.94	59.23	65.40	59.07		60.71
Indonesia	58.60	49.93	55.16	50.54	53.34	47.07	51.62	48.79		49.26
Malaysia	70.42	78.42	79.32	73.50	75.33	67.33	73.99	66.26		69.36
AP/ME	67.07	74.88	74.78	67.76	70.93	62.94	69.78	62.01		64.75
Total consolidated operations	65.47	70.42	72.97	63.74	68.03	59.45	64.90	59.56		61.26
Equity affiliates	66.50	76.11	76.62	70.73	72.49	59.53	63.98	59.91		61.23
Total	65.49	70.55	73.05	63.86	68.13	59.45	64.88	59.57		61.26

NGL ($/BBL)
Consolidated operations
Lower 48	24.57	26.71	32.17	25.13	27.30	20.66	17.91	13.04		17.03
Canada	-	-	-	-	43.70	-	-	-		-
Norway	32.58	41.12	35.57	33.23	35.56	33.37	29.42	24.38		29.76
United Kingdom	33.43	39.77	40.43	37.14	38.13	27.65	32.75	22.20		27.71
Europe and North Africa	32.98	40.35	38.80	34.75	36.87	31.15	32.00	23.20		28.65
Australia/Timor-Leste	44.36	44.23	52.30	42.66	47.20	40.13	39.97	30.13		38.13
AP/ME	44.36	44.23	52.30	42.66	47.20	40.13	39.97	30.13		38.13
Total consolidated operations	26.68	28.57	33.80	26.61	29.03	22.74	19.97	14.33		18.90
Equity affiliates	43.99	43.60	49.71	45.48	45.69	38.19	41.72	30.18		36.49
Total	28.37	29.94	35.14	28.04	30.48	23.85	21.65	15.59		20.24

Bitumen ($/BBL)
Canada*	14.06	32.38	34.15	11.65	22.29	33.15	37.20	32.54		34.11
Total	14.06	32.38	34.15	11.65	22.29	33.15	37.20	32.54		34.11

Natural Gas ($/MCF)
Consolidated operations
Alaska	2.51	2.51	2.52	2.41	2.48	3.42	3.19	3.01		3.23
Lower 48	2.76	2.34	2.80	3.35	2.82	2.74	2.10	1.80		2.19
Canada	-	-	-	-	1.00	-	-	-		-
Norway	7.32	7.19	8.23	8.57	7.87	6.39	4.31	3.37		4.76
United Kingdom	7.58	7.31	7.37	8.73	7.74	6.83	4.49	3.69		5.19
Libya	5.62	5.52	4.11	4.10	4.84	4.92	4.79	4.83		4.85
Europe and North Africa	7.38	7.19	7.62	8.42	7.65	6.55	4.42	3.60		4.98
Australia/Timor-Leste**	0.62	0.69	1.14	0.79	0.82	0.83	0.78	0.76		0.79
Indonesia	6.61	6.96	7.09	7.71	7.10	6.69	7.19	6.69		6.86
Malaysia	2.78	3.06	3.11	3.64	3.25	3.84	3.57	3.44		3.60
AP/ME	5.57	5.50	6.53	6.90	6.15	6.36	5.89	5.78		6.01
Total consolidated operations	5.18	4.85	5.48	6.05	5.40	5.27	4.08	3.73		4.37
Equity affiliates	5.04	5.72	6.35	7.15	6.06	7.31	5.81	6.40		6.48
Total	5.13	5.18	5.81	6.46	5.65	6.00	4.76	4.74		5.17
*Average realized prices exclude additional value realized from third-party purchases and sales for optimization of our pipeline capacity between Canada and the U.S. Gulf Coast.
**Excludes transfers to Darwin LNG plant.

	2018					2019
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(541)	28	(247)	(907)	(1,667)	271	(193)	(14)		64

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(160)	(174)	(174)	(172)	(680)	(196)	(131)	(123)		(450)
Corporate G&A expenses	(50)	(53)	(36)	48	(91)	(65)	(49)	(34)		(148)
Technology*	(10)	63	64	(8)	109	96	(10)	43		129
Other	(321)	192	(101)	(775)	(1,005)	436	(3)	100		533
Total	(541)	28	(247)	(907)	(1,667)	271	(193)	(14)		64
*Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(221)	(222)	(236)	(226)	(905)	(243)	(178)	(200)		(621)
Capitalized interest	37	45	50	38	170	10	13	16		39
Interest revenue	22	15	18	24	79	32	33	45		110
Total	(162)	(162)	(168)	(164)	(656)	(201)	(132)	(139)		(472)

Debt
Total debt ($ Millions)	17,046	14,974	14,997	14,968	14,968	14,945	14,923	14,920		14,920
Debt-to-capital ratio (%)	36%	32%	32%	32%	32%	31%	31%	30%		30%

Equity ($ Millions)	30,718	31,222	32,079	32,064	32,064	32,981	33,074	35,239		35,239

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day